File Nos. 33-13021 and 811-5086

             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

               Pre-Effective Amendment No.  _______     [   ]

               Post-Effective Amendment No.    19       [ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                    OF 1940                             [ X ]

                 Amendment No.     20                   [ X ]

                    CHURCHILL TAX-FREE TRUST
       (Exact Name of Registrant as Specified in Charter)

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
            (Address of Principal Executive Offices)

                         (212) 697-6666
                (Registrant's Telephone Number)

                       EDWARD M.W. HINES
                 Hollyer Brady Smith Troxell
                 Barrett Rockett Hines & Mone
                  551 Fifth Avenue, 27th Floor
                     New York, New York 10176
            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[_X_]  on (April 30, 1999) pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[_  ]  on (date) pursuant to paragraph (a)(i)
[___]  75 days after filing pursuant to paragraph (a)(ii)
[___] on (date) pursuant to paragraph (a)(ii) of Rule 485. [___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                    CHURCHILL TAX-FREE TRUST
          Churchill Tax-Free Fund of Kentucky Portfolio
                      CROSS REFERENCE SHEET

Part A of
Form N-1A

Item No.       Headings in the Prospectuses:

     1         Front Cover Page; Back Cover Page

     2         The Fund's Objective, Investment Strategies and
               Main Risks

     3         Risk/Return Bar Chart; Fees and Expenses of the
               Fund

     4         The Fund's Objective, Investment Strategies and
               Main Risks

     5         Provided in the Fund's Annual Report


     6         "How is the Fund Managed?"

     7         Net Asset Value Per Share; Purchases and
               Redemptions; Alternate Purchase Plans; Dividends and Distributions; Tax Information

     8         Alternate Purchase Plans

     9         Financial Highlights


Part B of
Form N-1A      Caption of Statement of Additional information

     10        Cover Page

     11        Fund History

     12        Investment Strategies and Risks; Fund Policies

     13        Management of the Fund

     14        Ownership of Securities; Management Ownership

     15        Investment Advisory and Other Services

     16        Brokerage Allocation and Other Practices; Sub-
               Advisory Agreement

     17        Capital Stock

     18        Purchase Redemption and Pricing of Shares

     19        Taxation of the Fund

     20        Underwriters

     21        Performance

     22        Financial Statements**


 * Not applicable or negative answer
** Contained in the annual report of the Registrant

               Churchill Tax-Free Fund of Kentucky
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                  800-USA-KTKY * (800-872-5859)
                          212-697-6666
                                                       Prospectus

                                                   April 30, 1999
Class A Shares
Class C Shares



     Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and Federal income taxes as is consistent with preservation of capital.

     The Fund invests in municipal obligations which pay interest exempt from Kentucky state and Federal income taxes that are rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of comparable quality by the Fund's Sub-Adviser, Banc One Investment Advisors Corporation.

For Purchase, Redemption or Account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                   Call 800-872-5860 toll free

           For General Inquiries & Yield Information
           Call 800-872-5859 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and Federal income taxes as is consistent with preservation of capital.

"What is the Fund's Investment Strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and Federal income taxes. In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 15 and 18 years.

      At the time of purchase, an obligation must be considered
"investment grade."  This means that it must either

* be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's
     Corporation, or,

* if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Banc One Investment Advisers Corporation

        The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

        The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting
Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Market fluctuations. The value of Kentucky Obligations will fluctuate with changes in interest rates. Their value will normally decrease if interest rates increase.

        No guarantee or insurance. Investment in the Fund is not a deposit in Bank One Corporation, Banc One Investment Advisors Corporation or their bank or non-bank affiliates or by any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        Less diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

              CHURCHILL TAX-FREE FUND OF KENTUCKY
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

   The bar chart and table shown below provide an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in performance of the Fund's Class A Shares from year to year and by showing how the Fund's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1989-1998

15% 13.25                               13.75
    XXXX       11.20        10.50        XXXX
10% XXXX       XXXX  8.48   XXXX         XXXX        8.08
    XXXX 6.45  XXXX  XXXX   XXXX         XXXX        XXXX
5%  XXXX XXXX  XXXX  XXXX   XXXX         XXXX        XXXX  5.13
    XXXX XXXX  XXXX  XXXX   XXXX         XXXX  4.17  XXXX  XXXX
0%  XXXX XXXX  XXXX  XXXX   XXXX         XXXX  XXXX  XXXX  XXXX
    XXXX XXXX  XXXX  XXXX   XXXX   XXXX  XXXX  XXXX  XXXX  XXXX
-5% XXXX XXXX  XXXX  XXXX   XXXX  -3.31  XXXX  XXXX  XXXX  XXXX
     1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
                             Calendar Years




During the 10-year period shown in the bar chart, the highest return for a quarter was 6.32% (quarter ended June 30, 1989) and the lowest return for a quarter was -3.97% (quarter ended March
31, 1994).

Note: The Fund's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.




                     Average Annual Total Return

                                                       Since
For the Period Ended     1-Year    5-Year    10-Years  inception of
December 31, 1998                                      the Fund

Churchill Tax-Free Fund of Kentucky
Class A Shares (1)       0.93%     4.55%    7.20%    7.02%*

Lehman Brothers Quality Intermediate
Municipal Bond Index***
Class A Shares           6.48%     6.23%    8.22%    8.16%*

Churchill Tax-Free Fund of Kentucky
Class C Shares           3.20%     N/A      N/A      5.87%**

Lehman Brothers Quality Intermediate
Municipal Bond Index***
Class C Shares           6.48%     N/A      N/A      7.79%**

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

*From commencement of operations on May 21, 1987.

**From commencement of new class of shares on April 1, 1996.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. At December 31, 1998, there were approximately 28,000 securities in the Index.

[/R]




               CHURCHILL TAX-FREE FUND OF KENTUCKY
                  FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                        Class A        Class C
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%          None

Maximum Deferred Sales Charge (Load).....None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None          None
Redemption Fees..........................None          None
Exchange Fees............................None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fees ..........................0.40%        0.40%
Distribution (12b-1) Fee .................0.15%        0.75%
All Other Expenses:
 Service Fee........................None          0.25%
 Other Expenses (3).................0.18%         0.18%
 Total All Other Expenses (3)..............0.18%       0.43%
Total Annual Fund
   Operating Expenses (3)....................0.73%          1.58%



(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first two years after purchase and 0.50 of 1% of the proceeds of redemption upon redemption during the third and fourth years after purchase. See "Redemption of CDSC Class A Shares."

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Does not reflect a 0.01% offset in Fund expenses received in the year ended December 31, 1998 for uninvested cash balances. Reflecting this offset for that year, other expenses, all other expenses and total annual Fund operating expenses were 0.17%, 0.17% and 0.72%, respectively, for Class A Shares; for Class C Shares, these expenses were 0.17%, 0.42% and 1.57%, respectively.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year    3 years   5 years   10 years
Class A Shares............$472     $624      $790      $1,270
Class C Shares............$261     $499      $860      $1,439(4)

You would pay the following expenses if you did not redeem your Class C
Shares:

Class C Shares............$161     $499      $860      $1,439(4)

(4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and Service fee.

                 INVESTMENT OF THE FUND'S ASSETS

"Is the Fund right for me?"

        The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

Kentucky Obligations

        The Fund invests in Kentucky Obligations which are a type of municipal obligation. These obligations pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity.

     The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in Kentucky
Obligations whose interest is not subject to AMT.

        The obligations of non-Kentucky issuers that the Fund can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,
     *    refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,
     *    construction loan notes,
     * project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *    floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

        Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

Churchill Tax-Free Fund of Kentucky

[PICTURE]
Jefferson Co. Hospital Revenue
[PICTURE]
Jefferson Co. Pollution Control
[PICTURE]
Hardin County Water District
[PICTURE]
Higher Education
[PICTURE]
Kentucky Turnpike Authority
  [PICTURE]
Kenton Co. Airport Board
[PICTURE]
Scott C. School District
[PICTURE]
Warren County Kentucky Judicial Center
[PICTURE]
Lexington-Fayette UCG,KY Government
[PICTURE]
Project-UK Library
[PICTURE]



   The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Kentucky. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. (See "Investment of the Fund's Assets.") The municipal obligations which financed these particular projects were included in the Fund's portfolio as of February 11, 1999, and together represented 15.34% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What are the main risk factors and special considerations regarding investment in Kentucky Obligations?"

     The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

        Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent legal settlement between the tobacco companies and individual states, including Kentucky, have yet to be felt.

        Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

     The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.

          In addition to considerations specifically affecting
Kentucky, other risk factors include the following.

     Year 2000. Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. Certain vendors have advised the Manager that they are currently compliant. The three mission critical vendors -- the shareholder servicing agent, the
custodian and the fund accounting agent --   as well as other
support organizations, advised the Manager in 1998 that they were actively working on necessary changes. These three vendors anticipated readiness by December 1998 and so informed the Manager. However they did not achieve that objective and advised the Manager that they expect to be ready during the first half of 1999.At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Fund. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests.

                         FUND MANAGEMENT

"How is the Fund managed?"

        Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Banc One Investment Advisors Corporation, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund either keeping the accounting records of the Fund, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision including supervising continuously the investment program of the Fund and the composition of its portfolio; determining what securities will be purchased or sold by the Fund arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, pricing of the Fund's portfolio daily.

     Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Sub-Adviser and the Manager

        The Sub-Adviser, with a local office at 416 West Jefferson Street, Louisville, KY 40202, is a wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"). As of December 31, 1998, the Sub-Adviser acted as investment adviser to municipal bond funds with combined assets in excess of $6 billion, of which approximately $400 million were obligations of Kentucky issuers. BANK ONE is a multi-bank holding company, headquartered in Chicago. with operations in 33 states. It is the nation's fifth largest bank holding company with assets of approximately $235 billion. BANK ONE completed a merger with First Chicago NBD Corporation in late 1998. The Sub-Adviser services Kentucky clients at offices in Louisville and Lexington.

     The Fund's portfolio is managed locally in Kentucky by Mr. Thomas S. Albright, Vice President and Portfolio Manager, at the Sub-Adviser's Louisville office. He has served in this capacity since September, 1995, when the Sub-Adviser became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank, the Sub-Adviser's local predecessor, where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright is a member of the Sub-Adviser's Fixed Income Fund Sub-Committee. Mr. Albright attended the University of Louisville.

        The Fund's Manager, Aquila Management Corporation, 380 Madison Avenue, New York, NY 10017, is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy
B. Herrmann, directly, through a trust and through share ownership by his wife.

                    NET ASSET VALUE PER SHARE

        The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is considered received in proper form. (See "What price will I pay for the Fund's shares?") The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

     The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Kentucky Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A and C Shares are available only in:

* Kentucky * District of Columbia *Florida * Georgia * Hawaii * *
Illinois * Indiana * Missouri * New Jersey * New York * Ohio *
Pennsylvania *Tennessee

     If you are a resident of Texas you may purchase Class A
Shares only.

"How much money do I need to invest?"


Option I

*    Initially, $1,000.


* Subsequently, any amount (for investments in shares of the same class).

Option II


* $50 or more if an Automatic Investment Program is established.

*    Subsequently, in any amount you specify ($50 or more).


* (See "Automatic Investment Program" in the Application.) You are not permitted to maintain both an Automatic Investment
     Program and an Automatic Withdrawal Plan simultaneously.
     (See "Automatic Withdrawal Plan.")

   Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

     * The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares.
(See "What price will I pay for the Fund's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.



Opening an Account                Adding to An Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to "Churchill
"Churchill Tax-Free Fund of        Tax-Free Fund
Kentucky."                         of Kentucky."

* Complete the Application         * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize.             confirmations
                                    or, supply the name(s)
                                    of account owner(s),
                                   the account number, and
                                   the name of the
                                   Fund.

  *Send your check and             *Send your check and
completed application              completed application
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.

     Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 day's written notice to shareholders.

                    REDEEMING YOUR INVESTMENT

        You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

        There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

        If you own both Class A and C Shares and do not specify which class you wish to redeem, we will redeem your Class A
Shares.

     Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     - Class C Shares held for less than 12 months (from the date of purchase). (See "Alternate Purchase Plans.")

     - CDSC Class A Shares. (See "Sales Charges for Purchases of $1 Million or More.")

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"


                 By mail, send instructions to:

                            PFPC Inc.
                  Attn: Aquilasm Group of Funds
                      400 Bellevue Parkway
                   Wilmington, Delaware 19809

                       By telephone, call:

                          800-872-5860

                          By FAX, send
                        instructions to:

                          302-791-3055

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

You may request expedited redemption for any shares not issued in certificate form in two ways:

        1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                      Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification.


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

        To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial
Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access
Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank
(unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

           member of a national securities exchange

           U.S. bank or trust company

           state-chartered savings bank

           federally chartered savings and loan association

           foreign bank having a U.S. correspondent bank; or

          participant in the Securities Transfer Association
     Medallion Program ("STAMP") Stock Exchanges Medallion
     Program ("SEMP") or the New York Stock Exchange, Inc.
     Medallion Signature Program ("MSP")

     A notary public is not an acceptable signature guarantor.

     Non-Certificate Shares. You must use the Regular Redemption
Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

          account name(s)

          account number

          dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the
          Fund)

          signature(s) of the registered shareholder(s)

             signature guarantee(s), if required, as indicated
            above.

"When will I receive the proceeds of my redemption?"

        Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form . Except as described below, payments will normally be sent to your address of record within 7 days.


Redemption          Method of Payment             Charges

Under $1,000        Check                         None

$1,000 or more      Check or, if and              None
                    as you requested on your
                    Application or Ready
                    Access Features Form,
                    wired or transferred
                    through the Automated
                    Clearing House to your
                    Financial Institution account

Through a broker
/dealer             Check or wire, to your        None,
                    broker/dealer                 however, your
                                                  broker/dealer
                                             may charge a
                                        fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

        Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules . This method would only be used if Trustees determine that partial or whole cash payments would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

        Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                    ALTERNATE PURCHASE PLANS

"How do the different arrangements for Class A Shares and Class C
Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                    Class A Shares           Class C Shares
               "Front-Payment Shares"   "Level-Payment Shares"

Initial Sales       Class A Shares are       None. Class C
Charge              offered at net asset     Shares are offered
                    value plus a maximum     at net asset value
                    sales charge of 4%,      with no sales charge
                    paid at the time of      payable at the time
                    purchase. Thus,          of purchase.
                    your investment is
                    reduced by the
                    applicable sales
                    charge.

Contingent          None (except for         A maximum CDSC of
Deferred Sales      certain purchases        1% is imposed upon
Charge ("CDSC")     of $1 Million            the redemption of
                    or more).                Class C Shares held
                                                for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             shares acquired
                                             through the
                                             reinvestment of
                                        dividends or
                              distributions.

Distribution and    An asset retention       Level charge for
Service Fees        service fee of 0.15      distribution and
                    of 1% is imposed on      service fees for 6
                    the average annual       years after the date
                    net assets               of purchase at the
                    represented by the       aggregate annual
                    Class A Shares.          rate of 1% of the
                                             average net assets
                                             represented by the
                                             Class C Shares

Other Information   The initial sale's       Class C Shares,
                    charge is waived or      together with a pro-
                    reduced in some          rata portion of all
                    cases. Larger            Class C Shares
                    purchases qualify        acquired through
                    for lower sales          reinvestment of
                    charges.                 dividends and other
                                             distributions paid
                                             in additional Class
                                             C Shares,
                                             automatically
                                             convert to Class A
                                             Shares after 6
                                             years.


  Systematic Payroll Investments

        You can make systematic investments into either Class A or C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the Payroll Plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the Application included with this Prospectus. Once your application is received by the Fund and a new account is opened, under the Payroll Plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Factors to Consider in Choosing Classes of Shares

        Class A Shares or Class C shares are intended to be suitable for long-term investment. Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.15 of 1% annual fee payable for Class A Shares. Consult "Fees and Expenses of the Fund" to see the effect of Fund expenses for both classes if a hypothetical investment is held for 1, 3, 5, and 10 years. You should consider the total cost of an investment in Class A Shares as compared with a similar investment in Class C Shares if you expect to redeem your shares within a reasonably short time after purchase.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price      Class C Shares Offering Price

Net asset value per share           Net asset value per share
plus the applicable sales charge

        You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, considered received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or, (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser is:

     *    an individual;

     * an individual, together with her or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     *    a tax-exempt organization as detailed in Section
          501(c)(3) or (13) of the Internal Revenue Code.

                          II               III
                    Sales Charge as     Sales Charge as

                    Percentage of       Approximate
      I             Public              Percentage of
Amount of Purchase  Offering Price      Amount Invested

Less than $25,000   4.00%               4.17%
$25,000 but less
  than $50,000      3.75%               3.90%
$50,000 but less
  than $100,000     3.50%               3.63%
$100,000 but less
  than $250,000     3.25%               3.36%
$250,000 but less
  than $500,000     3.00%               3.09%
$500,000 but less
  than $1,000,000   2.50%               2.56%

For purchases of $1 Million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00%
or $400 (Column II).      ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase). ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 =
 .0416666 or 4.17%)

  Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

        The "Redemption Value" of your shares is the lesser of:
(i) the net asset value when you purchased the CDSC Class A
Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent
(see "Reduced Sales Charges for Certain Purchases of Class A
Shares").

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single Purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

     Letters of Intent

     "Single Purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written
Letter of Intent (included in the Application) is received by the Distributor.

     General

        Class A Shares may be purchased without a sales charge by certain classes of purchasers.

     Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge (except as stated below under "Special Dealer Arrangements") from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

"What are the sales, service and distribution charges for Class C
Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

     The Distributor will pay any broker/dealer executing a Class
C share purchase 1% of the sales price.

"What about Confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

General

     The Fund and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

"Is there a Distribution Plan or a Service Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     For any fiscal year, these payments, made through the Distributor or Agent, may not exceed 0.15 of 1% for Class A Shares and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class. Because these distributions and fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class. Whenever the Fund makes Class A Permitted Payments, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Fund will be reduced from 0.50 of 1% to 0.40 of 1% of the Fund's average annual net assets.

Shareholder Service Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee to Qualified Recipients with respect to Class C Shares. For any fiscal year, such fees, paid through the Distributor or Agent, may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Additionally, payment shall be made only out of the Fund's assets represented by Class C Shares. "Qualified Recipients" means broker/dealers or others selected by the Distributor, including any principal underwriter of the Fund, who have entered into written agreements with the Fund or the Distributor and who have agreed to provide personal services to Class C shareholders and/or maintain their accounts.

     Service Fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other Qualified Recipients.

                   DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions paid?"

        The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration,less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. As this income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.


     Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House, the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month. On the Application, or by completing a Ready Access Features Form, you may choose to have dividends deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

"How will the information I give the Fund affect payments to me?"

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     Unless you request otherwise (by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date), dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees.

     Your election to receive cash will continue in effect until the Agent receives written notification of a change.

        All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund.

                         TAX INFORMATION

     Net investment income includes income from Kentucky Obligations in the portfolio which the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

        It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1998, 98.10% of the Fund's dividends were exempt interest dividends. For the calendar year 1998, 1.90% of total dividends paid were taxable, of which 1.70% were taxable as long-term capital gains. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

        Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Kentucky Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Kentucky Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

        Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky Taxes?"

         All of the exempt-interest dividends from Kentucky Oblations paid by the Fund will be excludable from the shareholder's gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above.

        Under Kentucky income tax law, short-term gains distributions are not exempt from Kentucky income tax. Kentucky taxes long-term gains distributions at its ordinary individual and corporate rates. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Fund are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, futures, options and other nonexempt assets.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.


               CHURCHILL TAX-FREE FUND OF KENTUCKY
                      FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

   The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.



                         Class A(1)               Class C(2)
                         Year ended December 31,  Year Ended  Year Ended
                                                       December 31,
                            1998    1997     1996        1998     1997
Net Asset Value, Beginning
  of Period ..............  $10.81   $10.55    $10.71   $10.81  $10.55

Income from Investment
  Operations:
  Net investment income ...  0.53     0.55      0.55      0.44    0.46
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ..........   0.01     0.27     (0.12)     0.01    0.21

  Total from Investment
    Operations ...........   0.54     0.82      0.43      0.45    0.73

Less Distributions:
  Dividends from net
    investment income ....  (0.53)   (0.55)    (0.59)    (0.44)  (0.46)
  Distributions from
    capital gains ........  (0.01)   (0.01)       -      (0.01)  (0.01)

  Total Distributions ....  (0.54)   (0.56)    (0.59)    (0.45)  (0.47)

  Net Asset Value, End of
  Period .................  $10.81   $10.81    $10.55    $10.81   $10.81

Total Return (not reflecting
  sales charge)(%) .......   5.13     8.08      4.17       4.24     7.16

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)  .....  229,667  226,477   222,889      949    845

  Ratio of Expenses to
     Average Net
     Assets (%) ..........   0.73     0.73      0.75        1.59    1.57
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........   4.89     5.19      5.22        4.04    4.30
Portfolio Turnover
  Rate (%) ...............  12.79    22.39      8.94       12.79   22.39

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets(%)
                             0.72      0.72      0.74      1.57     1.56


        Class A(1)                      Class C(3)
    Year Ended December 31,             Period Ended 12/31/96

   1995      1994
   $9.97    $10.93                        $10.47
    0.60      0.60                          0.37
    0.74     (0.96)                         0.11
    1.34     (0.36)                         0.48
   (0.60)    (0.60)                        (0.40)
     -         -                              -
   (0.60)    (0.60)                        (0.40)
   $10.71    $9.97                         $10.55
    13.75    (3.31)                          4.72+
   230,270   232,656                       433
     0.80      0.73                          1.56*
     5.74      5.80                          4.34*
    17.09     35.25                          8.94
     0.79      0.72                          1.55

(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

(3) For the period from April 1, 1996 through December 31, 1996.

+ Not annualized.

* Annualized.

Note: Effective September 11, 1995 Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser.


            APPLICATION FOR CHURCHILL TAX-FREE FUND OF KENTUCKY
                    FOR CLASS A OR CLASS C SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                 PFPC Inc.
                400 Bellevue Parkway, Wilmington, DE 19809
                              1-800-872-5860

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered
1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodians First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minors First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minors Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER


____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employers Address:__________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone



STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

Indicate method of payment (For either method, make check payment to:
CHURCHILL TAX-FREE FUND OF KENTUCKY)

Indicate class of shares:
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.

   __ Initial Investment $_________ (Minimum $1,000)
   __ Automatic Investment $________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES
A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Churchill Tax-Free Fund of Kentucky Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No


    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling toll-free at 1-800-872-5860. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application
___ Yes ___ No

I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___  $25,000   ___  $50,000    ___ $100,000   ___ $250,000
___  $500,000


D. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)
APPLICABLE TO CLASS A SHARES ONLY.

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc.(the Agent) is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________
 .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate
Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number


E. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No
This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No
The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).
_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip



STEP 4 Section A
DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits. I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution_____________________________________________

Street Address____________________________________________________________

City___________________________________________State _________ Zip _______
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)


                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above
So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated
  Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-5859 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

      By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

      The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

      The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

      The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS
By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Banc One Investment Advisors Corporation
416 West Jefferson Street
Louisville, Kentucky 40202

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman

Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Carroll F. Knicely
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Teresa M. Priest, Vice President
L. Michele Robbins, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware  19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated April 30, 1999, (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request.

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Fund at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

This Prospectus Should Be Read and Retained For Future Reference

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributors......................
Tax Information..................................
Financial Highlights.............................
Application and Letter of Intent.................


The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-5086.

Churchill Tax-Free Fund of Kentucky

One of The
Aquilasm Group Of Funds

A tax-free
income investment

                           PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-872-5860 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For General Inquiries and Yield Information, call 800-872-5859 or
212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

               Churchill Tax-Free Fund of Kentucky
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                  800-USA-KTKY * (800-872-5859)
                          212-697-6666

                           Prospectus

                                                   April 30, 1999
Class Y Shares
Class I Shares



Churchill Tax-Free Fund of Kentucky is a mutual fund that seeks to provide you as high a level of current income exempt from Kentucky state and Federal income taxes as is consistent with preservation of capital. The Fund invests in municipal obligations which pay interest exempt from Kentucky state and Federal income taxes that are rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, are determined to be of comparable quality by the Fund's Sub-Adviser, Banc One Investment Advisors Corporation.


For Purchase, Redemption or Account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc. * 400 Bellevue Parkway * Wilmington, DE 19809
                   Call 800-872-5860 toll free

           For General Inquiries & Yield Information
              800-872-5859 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

     The Fund's objective is to provide you as high a level of current income exempt from Kentucky state and Federal income taxes as is consistent with preservation of capital.

"What is the Fund's Investment Strategy?"

     The Fund invests in tax-free municipal obligations which pay interest exempt from Kentucky state and Federal income taxes. In general, all or almost all of these obligations are issued by the State of Kentucky, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity, but the Fund's average portfolio maturity has traditionally been between 15 and 18 years.

     At the time of purchase, an obligation must be considered
"investment grade."  This means that it must either

* be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's
     Corporation, or,

* if unrated, be determined to be of comparable quality by the Fund's Sub-Adviser, Banc One Investment Advisers Corporation

        The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

        The Fund's assets, being primarily or entirely Kentucky issues, are subject to economic and other conditions affecting
Kentucky. Adverse local events, such as a downturn in the Kentucky economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed income debt securities such as Kentucky Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Kentucky Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Kentucky Obligations, are subject to interest rate risk. Kentucky Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Kentucky Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.


     Market Fluctuations. The value of Kentucky Obligations will fluctuate with changes in interest rates. Their value will normally decrease if interest rates increase.

        No guarantee or insurance. Investment in the Fund is not a deposit in Bank One Corporation, Banc One Investment Advisors Corporation or their bank or non-bank affiliates or by any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

        Less diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

               CHURCHILL TAX-FREE FUND OF KENTUCKY
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

   The bar chart and table shown below provide an indication of the risks of investing in Churchill Tax-Free Fund of Kentucky by showing changes in the performance of the Fund's Class Y Shares from year to year and by showing how the Fund's average annual returns for one, five and ten years compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.




[Bar Chart]
Annual Total Returns
1997-1998

10%       8.34
          XXXX
8%        XXXX
          XXXX
6%        XXXX
          XXXX  5.26%
4%        XXXX  XXXX
          XXXX  XXXX
2%        XXXX  XXXX
          XXXX  XXXX
0%        XXXX  XXXX
          1997  1998
     Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 2.77% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.07% (quarter ended March 31, 1997).








                      Average Annual Total Return

                                            Since
For the Period Ended               1-Year    inception*
December 31, 1998

Churchill Tax-Free Fund of Kentucky
Class Y Shares                          5.26%     6.86%



   Lehman Brothers Quality Intermediate
Municipal Bond Index ***                6.48%     7.79%

Churchill Tax-Free Fund of Kentucky
Class I Shares **                       N/A       N/A

*From commencement of class on April 1, 1996.

**Commencement of Class I Shares was on January 31, 1998. To date no Class I Shares have been sold.

***The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. At December 31, 1998, there were approximately 28,000 securities in the Index.

[/R]

               CHURCHILL TAX-FREE FUND OF KENTUCKY
                  FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No Class I Shares are currently outstanding.



                                        Class I        Class Y
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None           None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None           None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None           None
Redemption Fees..............................None           None
Exchange Fees................................None           None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fees .............................0.40%          0.40%
Distribution (12b-1) Fee.....................0.10%(1)        None
All Other Expenses (2).......................0.37%          0.18%
Total Annual Fund Operating Expenses (2).....0.87%          0.58%

(1) Current rate; up to 0.25% can be authorized. (See
"Distribution Plan.")

(2) Does not reflect a 0.01% offset in Fund expenses received in the year ended December 31, 1998 for uninvested cash balances. Reflecting this offset for that year, all other expenses and total annual Fund operating expenses were 0.36% and 0.86%, respectively, for Class I Shares; for Class Y Shares, these expenses were 0.17% and 0.57%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.12%; Class Y Shares bear only the common charges of 0.12% and an allocation for transfer agent services of 0.06%



  Example


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year    3 years   5 years    10 years
Class I Shares.......... $89       $278      $482      $1,073
Class Y Shares...........$59       $186      $324        $726

                 INVESTMENT OF THE FUND'S ASSETS

"Is the Fund right for me?"

        The shares of the Fund are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Kentucky state and regular Federal income taxes.

Kentucky Obligations

        The Fund invests in Kentucky Obligations which are a type of municipal obligation. These obligations pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and Commonwealth of Kentucky income taxes. They include obligations of Kentucky issuers and certain non-Kentucky issuers, of any maturity.

     The interest paid on certain types of Kentucky Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in Kentucky
Obligations whose interest is not subject to AMT.

        The obligations of non-Kentucky issuers that the Fund can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Kentucky income taxes. The Fund purchases the obligations of these issuers only when obligations of Kentucky issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,
     *    refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,
     *    construction loan notes,
     * project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *    floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

        Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Kentucky Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Kentucky Obligations?"

     The following is a discussion of the general factors that might influence the ability of Kentucky issuers to repay principal and interest when due on Kentucky Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     The Commonwealth of Kentucky continues to rank among the top coal producers in the country. Tobacco is the dominant agricultural product. Kentucky ranks second among the states in the total cash value of tobacco raised. There is significant diversification in the manufacturing sector of the Commonwealth's economy. A few examples include the production of automobiles and trucks, heavy machinery and other durable goods, appliances and computer equipment. There continues to be growth in auto parts/components producers that supply the Toyota Motors facility in Georgetown, Kentucky. Strong demand has led to major expansions of the Ford Truck plant at Louisville. Tobacco processing plants and distilleries produce items for export throughout the world. Thoroughbred horse breeding and racing are important to the economy, as is tourism.

        Economic concerns include a relatively high unemployment rate in the non-urbanized areas of the Commonwealth. The Coal Severance Tax is a significant revenue producer for the state and its political subdivisions, and any substantial decrease in the amount of coal or other minerals produced could result in revenue shortfalls. Any federal legislation that adversely affects the tobacco and/or cigarette industry would have a negative impact on Kentucky's economy. The effects of the recent legal settlement between the tobacco companies and individual states, including Kentucky, have yet to be felt.

        Although revenue obligations of the state or its political subdivisions may be payable from a specific project, there can be no assurances that further economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the bonds issued by Kentucky municipalities or political subdivisions or the ability of the respective entities to pay debt service. Major legislative initiatives in the area of education reform and medicaid expenses are having an impact on the Commonwealth's financial profile, because resources for other matters will be reduced or tax levels will be increased, or a combination of both may occur.

     The Commonwealth of Kentucky relies upon sales and use tax, individual income tax, property tax, corporate income tax, insurance premium tax, alcohol beverage tax, corporate license tax, cigarette tax, and horse racing tax for its revenue. The cities, counties and other local governments are essentially limited to property taxes, occupational license taxes, utility taxes, transit and restaurant meals taxes and various license fees for their revenue.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States.

     In addition to considerations specifically affecting
Kentucky, other risk factors include the following.

     Year 2000. Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. Certain vendors have advised the Manager that they are currently compliant. The three mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations, advised the Manager in 1998 that they were actively working on necessary changes. These three vendors, anticipated readiness by December 1998 and so informed the Manager. However they did not achieve that objective and have advised the Manager that they expect to be ready during the first half of 1999.At this time there can be no assurance that the target dates will be met or that these steps will be sufficient to avoid any adverse impact on the Fund. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests.

                         FUND MANAGEMENT

"How is the Fund managed?"

        Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Banc One Investment Advisors Corporation, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision including supervising continuously the investment program of the Fund and the composition of its portfolio; determining what securities will be purchased or sold by the Fund arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, pricing of the Fund's portfolio daily.

     Under the Advisory and Administration Agreement, the Fund pays the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee is payable at the annual rate of 0.40 of 1% of such net asset value.

Information about the Sub-Adviser and the Manager

        The Sub-Adviser, with a local office at 416 West Jefferson Street, Louisville, KY 40202, is a wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"). As of December 31, 1998, the Sub-Adviser acted as investment adviser to municipal bond funds with combined assets in excess of $6 billion, of which approximately $400 million were obligations of Kentucky issuers. BANK ONE is a multi-bank holding company, headquartered in Chicago. with operations in 33 states. It is the nation's fifth largest bank holding company with assets of approximately $235 billion. BANK ONE completed a merger with First Chicago NBD Corporation in late 1998. The Sub-Adviser services Kentucky clients at offices in Louisville and Lexington.

     The Fund's portfolio is managed locally in Kentucky by Mr. Thomas S. Albright, Vice President and Portfolio Manager, at the Sub-Adviser's Louisville office. He has served in this capacity since September, 1995, when the Sub-Adviser became adviser to the Fund. From 1981 to 1995 he was employed by Liberty National Bank, the Sub-Adviser's local predecessor, where he was responsible for management of its investment portfolio. He also served as President of Liberty Investment Services, Inc., that bank's full service brokerage subsidiary. Mr. Albright is a member of the Sub-Adviser's Fixed Income Fund Sub-Committee. Mr. Albright attended the University of Louisville.

        The Fund's Manager, Aquila Management Corporation, 380 Madison Avenue, New York, NY 10017, is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy
B. Herrmann, directly, through a trust and through share ownership by his wife.

                    NET ASSET VALUE PER SHARE

        The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on market value, except that Kentucky Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is considered received in proper form. (See "What price will I pay for the Fund's shares?") The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Kentucky
Obligations.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Kentucky or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Kentucky, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares are available only in:

*Kentucky * District of Columbia *Florida * Georgia * Hawaii * *
Illinois * Indiana * Missouri * New Jersey * New York *
Pennsylvania

     Class I Shares are available only in:

* District of Columbia * Florida * Illinois * Missouri * New
Jersey

"How Much Money Do I Need to Invest?"

For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

        Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

   *      The price you will pay is net asset value for both
          Class Y Shares and Class I Shares. (See "What price will I pay for the Fund's shares?")

You may purchase Class I Shares only through a financial intermediary.

Opening a Class Y Shares Account Adding to a Class Y Shares
Account

* Make out a check for             * Make out a check for
  the investment amount            the investment amount
payable to                         payable to
"Churchill Tax-Free Fund of        "Churchill Tax-Free Fund
Kentucky."                         of Kentucky."

* Complete the Application         * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize.             confirmations
                                   or, supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Fund.

* Send your check and              * Send your check and
completed application              completed application
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.



"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed Application authorizing these features. If you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 day's written notice to shareholders.

                    REDEEMING YOUR INVESTMENT

Redeeming Class Y Shares

        You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.


        There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway

Wilmington, Delaware 19809

By telephone, call:

800-872-5860

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

        1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

        a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                      Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification.


     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

        To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access
Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s)

     signature guarantee(s), if required, as indicated below.To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.
     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP") Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature
     Program ("MSP")

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after acceptance of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

   Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested
                    on your Application
                    or Ready Access Features
                    Form, wired or
                    transferred through
                    the Automated Clearing
                    House to your Financial
                    Institution account

Through a broker/
dealer              Check or wire, to your        None, however
                    broker/dealer                 your
                                        broker/dealer
                                   may charge a
                              fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

        Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method would only be used if Trustees determine that partial or whole cash payments would be detrimental to the best interests of the remaining shareholders.

   "Is There an Automatic Withdrawal Plan?"

        Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.



                    ALTERNATE PURCHASE PLANS

Distribution Arrangements

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Kentucky Obligations.

                    Class Y Shares           Class I Shares
               "Institutional Class"    "Financial Intermediary
                                        Class"

Initial Sales       None                     None. Financial
Charge                                       Intermediaries may
                                             charge a fee for
                                        purchase of shares.


Contingent          None                     None
Deferred Sales
Charge ("CDSC")

Distributions and   None                      Distribution fee of
Service Fees                                 up to 0.25 of 1% of
                                             average annual net
                                             assets allocable to
                                             Class I Shares,
                                             currently 0.10 of 1%
                                             of such net assets,
                                             and a services fee
                                             of 0.25 of 1% of
                                             such assets.


"What Price Will I Pay For the Fund's Shares?"



       The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders received in proper form, including Telephone Investments and investments by mail, considered received prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receive that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or, (2) when the Distributor judges it is in the Fund's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. The Fund will not issue certificates for Class Y Shares or Class I Shares.

General

     The Fund and the Distributor may reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

"Is there a Distribution Plan or a Service Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made with respect to assets represented by Class Y Shares.

     For any fiscal year, payments with respect to Class I Shares through the Distributor or Agent, are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distributions and fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Service Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee to Qualified Recipients with respect to Class I Shares. For any fiscal year, such fees, paid through the Distributor or Agent, may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Additionally, payment shall be made only out of the Fund's assets represented by Class I Shares. "Qualified Recipients" means broker/dealers or others selected by the Distributor, including any principal underwriter of the Fund, who have entered into written agreements with the Fund or the Distributor and who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. No payments are made with respect to assets represented by Class Y Shares.

                   DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions paid?"

        The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration,less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. As this income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.


     Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House, the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month. On the Application, or by completing a Ready Access Features Form, holders of Class Y Shares may choose to have dividends deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

"How will the information I give the Fund affect payments to me?"

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

     Unless you request otherwise (by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date), dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees.

     Your election to receive cash will continue in effect until the Agent receives written notification of a change.

        All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund. Financial Intermediaries provide their own statements of Class I Shares accounts.

                         TAX INFORMATION

     Net investment income includes income from Kentucky Obligations in the portfolio which the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

        It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended December 31, 1998, 98.10% of the Fund's dividends were exempt interest dividends. For the calendar year 1999, 1.90% of total dividends paid were taxable, of which, 1.70% were taxable as long-term capital gains. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Kentucky Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Kentucky Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Kentucky Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

        Interest from all Kentucky Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Kentucky Obligations that pay interest subject to AMT. An adjustment required by the Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Kentucky Taxes?"

         All of the exempt-interest dividends from Kentucky Oblations paid by the Fund will be excludable from the shareholder's gross income for Kentucky income tax purposes. The Fund may also pay "short-term gains distributions" and "long-term gains distributions," each as discussed under "Dividends and Distributions" above.

        Under Kentucky income tax law, short-term gains distributions are not exempt from Kentucky income tax. Kentucky taxes long-term gains distributions at its ordinary individual and corporate rates. Under the laws of Kentucky relating to ad valorem taxation of property, the shareholders rather than the Fund are considered the owners of the Fund's assets. Each shareholder will be deemed to be the owner of a pro-rata portion of the Fund. According to the Kentucky Revenue Cabinet, to the extent that such portion consists of Kentucky Obligations, it will be exempt from property taxes, but it will be subject to property taxes on intangibles to the extent it consists of cash on hand, futures, options and other nonexempt assets.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.

The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus. No historical information exists for Class I Shares, which were established on April 30, 1998.


                    CHURCHILL TAX-FREE FUND OF KENTUCKY
                           FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

   The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                         Class A(1)               Class Y(2)
                         Year ended December 31,  Year Ended  Year Ended
                                                       December 31,
                            1998    1997     1996        1998     1997
Net Asset Value, Beginning
  of Period ..............  $10.81   $10.55    $10.71   $10.82  $10.55

Income from Investment
  Operations:
  Net investment income ...  0.53     0.55      0.55      0.54    0.56
  Net gain (loss) on
    securities (both
    realized and
    unrealized) ..........   0.01     0.27     (0.12)     0.02    0.29

  Total from Investment
    Operations ...........   0.54     0.82      0.43      0.56    0.85

Less Distributions:
  Dividends from net
    investment income ....  (0.53)   (0.55)    (0.59)    (0.55)  (0.57)
  Distributions from
    capital gains ........  (0.01)   (0.01)       -      (0.01)  (0.01)

  Total Distributions ....  (0.54)   (0.56)    (0.59)    (0.56)  (0.58)

Net Asset Value, End of
  Period .................  $10.81   $10.81    $10.55    $10.82   $10.82

Total Return (not reflecting
  sales charge)(%) .......   5.13     8.08      4.17       5.26     8.34

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)  .....  229,667  226,477   222,889     14,335   8,957

  Ratio of Expenses to
     Average Net
     Assets (%) ..........   0.73     0.73      0.75        0.58    0.57
  Ratio of Net Investment
    Income to Average Net
    Assets (%) ...........   4.89     5.19      5.22        5.03    5.31
Portfolio Turnover
  Rate (%) ...............  12.79    22.39      8.94       12.79   22.39

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of Expenses
   to Average Net Assets(%)
                             0.72      0.72      0.74      0.57     0.56


        Class A(1)                      Class Y(3)
    Year Ended December 31,             Period Ended 12/31/96

   1995      1994
   $9.97    $10.93                        $10.47
      0.60      0.60                          0.43
    0.74     (0.96)                         0.11
    1.34     (0.36)                         0.54
   (0.60)    (0.60)                        (0.46)
     -         -                              -
   (0.60)    (0.60)                        (0.46)
   $10.71    $9.97                         $10.55
    13.75    (3.31)                          5.24+
   230,270   232,656                       5,823
     0.80      0.73                          0.58*
     5.74      5.80                          5.41*
    17.09     35.25                          8.94
     0.79      0.72                          0.56*

(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

(3) For the period from April 1, 1996 through December 31, 1996.

+ Not annualized.

* Annualized.

Note: Effective September 11, 1995 Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser.





              APPLICATION FOR CHURCHILL TAX-FREE FUND OF KENTUCKY
                         FOR CLASS I AND Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                  PFPC  Inc.
                  400 Bellevue Parkway, Wilmington, DE 19809
                             Tel.# 1-800-872-5860

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor Use line 3
___For Trust, Corporation, Partnership or other Entity Use line 4
* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for ____________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** _____________________________________
         Name of State       Minors Social Security Number
4. ____________________________________________________
   ____________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
___________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

____________________________________________________
  Street or PO Box                           City
_______________________________(______)______________
  State           Zip          Daytime Phone Number

Occupation:________________________Employer:________________________

Employer's Address:__________________________________________________
                   Street Address:               City  State  Zip
Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

_______________________   _____________________________
Dealer Name                           Branch Number
_______________________   _____________________________
Street Address                   Rep. Number/Name
_______________________   (_______)_____________________
  City    State    Zip     Area Code        Telephone


STEP 2
PURCHASES OF SHARES

A. INITIAL INVESTMENT
(Indicate Class of Shares)

Make check payment to CHURCHILL TAX-FREE FUND OF KENTUCKY

__ Initial Investment $______________ (Minimum $1,000)

(Indicate Class of Shares)
__  Class I Shares
__  Class Y Shares


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be:___ Reinvested  ___Paid in cash*
Capital Gains Distributions are to be: ___ Reinvested ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Churchill Tax-Free Fund of Kentucky Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling toll-free at 1-800-872-5860. To establish this program, please complete Step 4, Sections A & B of this Application.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning________________ .
                                   Minimum: $50             Month/Year
Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate
Financial Institution name, address and your account number.
_______________________________     ______________________________________
First Name Middle Initial Last Name   Financial Institution Name
_______________________________     ______________________________________
  Street                             Financial Institution Street Address
_______________________________     ______________________________________
 City   State Zip                   City   State Zip

                                     ____________________________________
                                     Financial Institution Account Number


D. TELEPHONE EXCHANGE
 (Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquila SM Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other persons telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorneys fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.
(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   ____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   ____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                Number
_______________________________   ____________________________________
  Street                            City   State Zip


STEP 4
Section A

DEPOSITORS AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number _____________________________________

Name and Address where my/our account is maintained

Name of Financial Institution_____________________________________________

Street Address____________________________________________________________

City___________________________________________State _________ Zip _______
Name(s) and Signature(s) of Depositor(s) as they appear where account is registered

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

______________________________________________
        (Please Print)
X_____________________________________________  __________________
        (Signature)                                    (Date)

                        INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila
Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4
Section B

SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller.
  The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies
  (i) that Number is my correct taxpayer identification number and
  (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW.
FOR A TRUST, ALL TRUSTEES MUST SIGN.*
__________________________     ____________________________     _________
Individual (or Custodian)      Joint Registrant, if any            Date
__________________________     ____________________________     _________
Corporate Officer, Partner,    Title                               Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment,
  Expedited Redemption and Direct Deposit of Dividends) are effective
  15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-872-5859 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan
   (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Banc One Investment Advisors Corporation
416 West Jefferson Street
Louisville, Kentucky 40202

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman

Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Carroll F. Knicely
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Diana P. Herrmann, President
Jerry G. McGrew, Senior Vice President
Teresa M. Priest, Vice President
L. Michele Robbins, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware  19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated April 30, 1999, (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request.

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Fund at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

This Prospectus Should Be Read and Retained For Future Reference

TABLE OF CONTENTS

The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributors......................
Tax Information..................................
Financial Highlights.............................
Application


The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-5086.

Churchill Tax-Free Fund of Kentucky

One of The
Aquilasm Group Of Funds

  A tax-free
income investment

                           PROSPECTUS


To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-872-5860 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For General Inquiries and Yield Information, call 800-872-5859 or
212-697-6666

This Prospectus Should Be Read and Retained For Future Reference

Aquila
Churchill Tax-Free Fund of Kentucky
380 Madison Avenue Suite 2300
New York, NY 10017
800-USA-KTKY (800-872-5859)
212-697-6666

Statement
of Additional
Information                                        April 30, 1999

     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated April 30, 1999: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling at the following number:

                     800-872-5860 toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at

   380 Madison Avenue, Suite 2300, New York, New York 10017;
              or by calling: 800-872-5859 toll free
                         or 212-697-6666

Financial Statements

     The financial statements for the Fund for the year ended December 31, 1998, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund for the fiscal year ended can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History
Investment Strategies and Risks
Fund Policies
Management of the Fund
Ownership of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Additional Tax Information
Underwriters
Performance
Appendix A

               CHURCHILL TAX-FREE FUND OF KENTUCKY

               Statement of Additional Information

                          FUND HISTORY

     Churchill Tax-Free Trust (the "Trust"), was formed on March 30, 1987, as a Massachusetts business trust. Its name was changed from "Churchill Tax-Free Fund of Kentucky" to "Churchill Tax-Free Trust" in June, 1988. The Fund is the original and only active portfolio (series) of the Trust. The Fund is an open-end, non-diversified management investment company.

                 INVESTMENT STRATEGIES AND RISKS

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     See Appendix A to this SAI for further information about the ratings of Moody's and S&P as to the various rated Kentucky
Obligations which the Fund may purchase.

     The table below gives information as to the percentage of Fund net assets invested, as of December 31, 1998, in Kentucky
Obligations in the various rating categories:

Highest rating (1) . . . . . . . . . . . . . . . . . . . . .59.9%
Second highest rating (2). . . . . . . . . . . . . . . . . .16.1%
Third highest rating (3) . . . . . . . . . . . . . . . . . .22.1%
Fourth highest rating (4). . . . . . . . . . . . . . . . . . 1.3%
Not rated: . . . . . . . . . . . . . . . . . . . . . . . . . 0.6%
                                                           100.0%
(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Kentucky Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Kentucky Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Fund will not purchase obligations of Kentucky issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

     Because of constitutional limitations, the Commonwealth of Kentucky cannot enter into a financial obligation of more than two years' duration, and no other municipal issuer within the Commonwealth can enter into a financial obligation of more than one year's duration. As a consequence, the payment and security arrangements applicable to Kentucky revenue bonds differ significantly from those generally applicable to municipal revenue bonds in other States. For example, most local school construction is financed from the proceeds of bonds nominally issued by a larger city or county government, which holds legal title to the school, subject to a year-to-year renewable leaseback arrangement with the local school district. Similar arrangements are used to finance many city and county construction projects but in these cases, the bonds are nominally issued in the name of a public corporation, which holds title to the project and leases the project back to the city or county on a year-to-year renewable basis. In both situations, the rent that the nominal issuer receives from the actual user of the property financed by the bonds is the only source of any security for the payment of the bonds, so that a failure by the user to renew the lease in any year will put the bonds into default. However, there is no reported instance in which a Kentucky school bond has gone into default. In determining marketability of any such issue, the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Kentucky Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Kentucky Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Kentucky Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Kentucky Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Kentucky Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the assets held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although the Fund does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means to protect the asset value of the Fund during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Fund were to use them.

     Unlike when the Fund purchases or sells an Kentucky Obligation, no price is paid or received by the Fund upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Fund will be required to deposit with the futures commission merchant ("broker") an amount of cash or Kentucky Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Fund as unrealized gains or losses. Margin deposits do not involve borrowing by the Fund and may not be used to support any other transactions. At any time prior to expiration of the Future, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Fund and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Fund and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial Futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Fund may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund may purchase a call option on a Future to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a Future to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Fund's Kentucky Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Fund would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Kentucky Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Kentucky Obligations being hedged. If the price of the Future or option moves less than the price of the Kentucky Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Kentucky Obligations being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the Kentucky Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Kentucky Obligations, the Fund will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Kentucky Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Kentucky Obligations being hedged and movements in the price of the Futures or options, the Fund may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Kentucky Obligations being hedged if the historical volatility of the prices of the Kentucky Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Fund has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Kentucky Obligations held in the Fund's portfolio may decline. If this occurred the Fund would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Kentucky Obligations before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the Futures or options that is not offset by a reduction in the price of the Kentucky Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Fund. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Fund may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Fund will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Kentucky Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Fund must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualifications as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Fund will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Fund also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Fund's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin;
(ii) cash proceeds from existing investments due in 30 days and
(iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Fund must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Fund will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

     The "sale" of a Future means the acquisition by the Fund of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Fund anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Fund of a right to take delivery of such an amount of cash. In this case, the Fund anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

                          FUND POLICIES
Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than Kentucky Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Fund cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Fund can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Kentucky Obligations meeting the standards stated under "Investment of the Fund's Assets" in the Prospectus; the Fund can also purchase and sell Futures and options on them within the limits discussed above.

6. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

7. The Fund cannot make loans.

     The Fund can buy those Kentucky Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

8. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Fund's income. Except in connection with borrowings, the Fund will not issue senior securities. The Fund will not purchase any Kentucky Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Kentucky Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors, the Fund is unable to predict what rate the Fund will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                     MANAGEMENT OF THE FUND

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

     The Trustees and officers of the Fund, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Fund as an officer of the Fund and of the Manager and as a shareholder of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Dean is an interested person of the Fund as a trustee of a trust which holds securities of the Sub-Adviser's corporate parent. They are so designated by an asterisk.

     In the following material Pacific Capital Cash Assets Trust, Churchill Cash Reserves Trust, Pacific Capital U.S. Government Securities Cash Asset Trust, Pacific Capital Tax-Free Cash Assets Trust, each of which is a money market fund, are together with Capital Cash Management Trust ("CCMT"), called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky (this Fund), Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

(1)                           (2)            (3)
Name, Address, Age       Positions(s)   Principal
                         Held with      Occupation(s)
                         Fund           During
                                        Past 5 Years

Lacy B. Herrmann*        Chairman       Founder and Chairman of
380 Madison Avenue       of the         the Board of Aquila
New York, New York       Board of       Management Corporation,
10017,                   Trustees       the sponsoring organization
Age: 69                                 and Manager or Administrator and/or
                                        Adviser or Sub-Adviser to the
                                        Aquila Money Market Funds, the
                                        Aquila Bond Funds and the Aquila
                                        Equity Funds, and Founder, Chairman
                                        of the Board of Trustees and
                                        (currently or until 1998) President
                                        of each since its establishment,
                                        beginning in 1984; Vice President
                                        and Director, and formerly
                                        Secretary, of Aquila Distributors,
                                        Inc., distributor of the above
                                        funds, since 1981; President and a
                                        Director of STCM Management
                                        Company, Inc., sponsor and sub-
                                        adviser to CCMT; Founder and
                                        Chairman of several other money
                                        market funds; Director or Trustee
                                        of OCC Cash Reserves, Inc. and
                                        Quest For Value Accumulation Trust,
                                        and Director or Trustee of
                                        Oppenheimer Quest Value Fund, Inc.,
                                        Oppenheimer Quest Global Value
                                        Fund, Inc. and Oppenheimer
                                        Rochester Group of Funds, each of
                                        which is an open-end investment
                                        company; Trustee of Brown
                                        University, 1990-1996 and currently
                                        Trustee Emeritus; actively involved
                                        for many years in leadership roles
                                        with university, school and
                                        charitable organizations.

Thomas A. Christopher    Trustee        Shareholder of Robinson, Hughes &
459 Martin Luther King Blvd.,           Christopher, C.P.A.s, P.S.C.,
Danville, Kentucky 40422                since 1977; President of A Good
Age: 51                                 Place for Fun, Inc., a sports
                                        facility, since 1987; active member
                                        of the American Institute of
                                        Certified Public Accountants; Board
                                        of Directors of the Kentucky
                                        Society of CPAs 1991 to 1994;
                                        Trustee of Churchill Cash Reserves
                                        Trust since 1985 and of Churchill
                                        Tax-Free Fund of Kentucky (this
                                        Fund) since 1992; presently active
                                        in leadership roles with various
                                        civic, community and church
                                        organizations.

Douglas Dean,*            Trustee       Founder and President of Dean,
106 West Vine Street,                   Dorton & Ford P.S.C., a public
Suite 600,                              accounting firm, since 1979;
Lexington, Kentucky 40507               previously employed by Coopers &
Age: 50                                 Lybrand, a public accounting firm;
                                        member of the American Institute of
                                        Certified Public Accountants and
                                        Kentucky Society of Certified
                                        Public Accountants; accredited in
                                        business valuation by the American
                                        Institute of Certified Public
                                        Accountants; Trustee of Trent
                                        Equity Fund, an equity mutual fund,
                                        1992-1994; Trustee of [Churchill
                                        Cash Reserves Trust since 1995]
                                        [Churchill Tax-Free Fund of
                                        Kentucky (this Fund) since 1987];
                                        active as an officer and board
                                        member of various charitable and
                                        community organizations.



Diana P. Herrmann,*      President      President and Chief Operating
380 Madison Avenue,      and            Officer of the Manager
New York, New York       Trustee        since 1997, a
10017                                   Director since
Age: 41                                 1984, Secretary since 1986 and
                                        previously its Executive Vice
                                        President, Senior Vice President or
                                        Vice President, 1986-1997;
                                        President of various Aquila Bond
                                        Funds since 1998; Assistant Vice
                                        President, Vice President, Senior
                                        Vice President or Executive Vice
                                        President of Aquila Money-Market,
                                        Bond and Equity Funds since 1986;
                                        Trustee of a number of Aquila
                                        Money-Market, Bond and Equity Funds
                                        since 1995;  Trustee of Reserve
                                        Money-Market Funds since 1999 and
                                        Reserve Private Equity Series since
                                        1998; Assistant Vice President and
                                        formerly Loan Officer of European
                                        American Bank, 1981-1986; daughter
                                        of the Fund's Chairman; Trustee of
                                        the Leopold Schepp Foundation
                                        (academic scholarships) since 1995;
                                        actively involved in mutual fund
                                        and trade associations and in
                                        college and other volunteer
                                        organizations.

Carroll F. Knicely,      Trustee,       Director Star Banc since 1998;
505 Augusta Circle,                     Director of Trans Financial
Glasgow, Kentucky 42141                 Bancorp, Trans Financial Bank,
Age: 70                                 N.A., Bowling Green, Kentucky and
                                        Trans Financial Bank, Glasgow,
                                        Kentucky and predecessors, 1976-
                                        1998; President of Associated
                                        Publications Inc., Glasgow,
                                        Kentucky; Director, Chairman and
                                        member of Executive Board of West
                                        Kentucky Corporation and Director
                                        and Secretary-Treasurer  of South
                                        Gate Plaza, Inc., (owner and
                                        developer of shopping centers and
                                        commercial real estate); Director,
                                        Vice President and Treasurer of
                                        Knicely and Knicely, Inc., (owner
                                        and developer of rental properties
                                        and residential real estate);
                                        Trustee of Churchill Cash Reserves
                                        Trust; Trustee of Churchill Tax-
                                        Free Fund of Kentucky (this Fund)
                                        since 1998; Editor and Publisher of
                                        Kentucky newspaper group, 1957-
                                        1990; Secretary of Commerce of the
                                        Commonwealth of Kentucky, 1983-
                                        1988; Commissioner of Commerce of
                                        the Commonwealth of Kentucky, 1978-
                                        1979; currently active in real
                                        estate development, commercial and
                                        residential subdivision and
                                        regional economic development
                                        planning under Kentucky State
                                        government sponsorship.

Theodore T. Mason,       Trustee        Managing Director of EastWind Power
26 Circle Drive,                        Partners, Ltd. since 1994;
Hastings-on-Hudson,                     Second Vice President, Alumni
New York 10706                          Association, SUNY Maritime College
Age: 63                                 1998; Director for the same
                                        organization, 1997; Director of
                                        Cogeneration Development of
                                        Willamette Industries, Inc., a
                                        forest products company, 1991-1993;
                                        Vice President of Corporate
                                        Development of Penntech Papers,
                                        Inc., 1978-1991; Vice President of
                                        Capital Projects for the same
                                        company, 1977-1978; Vice Chairman
                                        of the Board of Trustees of CCMT
                                        since 1981; Trustee and Vice
                                        President, 1976-1981, and formerly
                                        Director of its predecessor;
                                        Director of STCM Management
                                        Company, Inc.; Vice Chairman of the
                                        Board of Trustees and Trustee of
                                        Prime Cash Fund (which is inactive)
                                        since 1982; Trustee of Short Term
                                        Asset Reserves, 1984-1986 and 1989-
                                        1996, of Hawaiian Tax-Free Trust
                                        and Pacific Capital Cash Assets
                                        Trust since 1984, of Churchill Cash
                                        Reserves Trust since 1985, of
                                        Pacific Capital Tax-Free Cash
                                        Assets Trust and Pacific Capital
                                        U.S. Government Securities Cash
                                        Assets Trust since 1988 and of
                                        Churchill Tax-Free Fund of Kentucky
                                        (this Fund) since 1992; Vice
                                        President and Trustee of Oxford
                                        Cash Management Fund, 1983-1989;
                                        Vice President of Trinity Liquid
                                        Assets Trust, 1983-1985; President
                                        and Director of Ted Mason Venture
                                        Associates, Inc., a venture capital
                                        consulting firm, 1972-1980; Advisor
                                        to the Commander, U.S. Maritime
                                        Defense Zone Atlantic, 1984-1988;
                                        National Vice President,
                                        Surface/Subsurface, Naval Reserve
                                        Association, 1985-1987; National
                                        Vice President, Budget and Finance,
                                        for the same Association, 1983-
                                        1985; Commanding Officer of four
                                        Naval Reserve Units, 1974-1985;
                                        Captain, USNR, 1978-1988.

Anne J. Mills            Trustee        Vice President for Business Affairs
167 Glengarry Place,                    of Ottawa University since 1992;
Castle Pines Village,                   Director of Customer Fulfillment,
Castle Rock, Colorado 80104             U.S. Marketing and Services Group,
Age: 60                                 IBM Corporation, 1990-1991;
                                        Director of Business Requirements
                                        of that Group, 1988-1990; Director
                                        of Phase Management of that Group,
                                        1985-1988; Budget Review Officer of
                                        the American Baptist Churches/USA,
                                        1994-1997; Director of the American
                                        Baptist Foundation 1985-1986 and
                                        since 1998; Trustee of Brown
                                        University; Trustee of Churchill
                                        Cash Reserves Trust since 1985, of
                                        Tax-Free Trust of Arizona since
                                        1986, of Churchill Tax-Free Fund of
                                        Kentucky, Tax-Free Fund of Colorado
                                        (this Fund) and Capital Cash
                                        Management Trust since 1987 and of
                                        Tax-Free Fund For Utah since 1994.

William J. Nightingale,  Trustee        Chairman and founder (1975) and
1266 East Main Street,                  Senior Advisor since 1995 of
Stamford Connecticut 06902              Nightingale & Associates, L.L.C.,
Age: 69                                 a general management consulting
                                        firm focusing on interim
                                        management, divestitures,
                                        turnaround of troubled companies,
                                        corporate restructuring and
                                        financial advisory services;
                                        President, Chief Executive Officer
                                        and Director of Bali Company, Inc.,
                                        a manufacturer of women's apparel,
                                        which became a subsidiary of Hanes
                                        Corporation, 1970-1975; prior to
                                        that, Vice President and Chief
                                        Financial Officer of Hanes
                                        Corporation after being Vice
                                        President-Corporate Development and
                                        Planning of that company, 1968-
                                        1970; formerly Senior Associate of
                                        Booz, Allen & Hamilton, management
                                        consultants, after having been
                                        Marketing Manager with General
                                        Mills, Inc.; Trustee of
                                        Narragansett Insured Tax-Free
                                        Income Fund since 1992 and of
                                        Churchill Cash Reserves Trust and
                                        Churchill Tax-Free Fund of Kentucky
                                        (this Fund) since 1993; Director of
                                        Kasper A.S.L. Ltd., an apparel
                                        company, since 1997, of Ring's End,
                                        Inc., a building materials and
                                        construction company, since 1989,
                                        and of Furr's/Bishop's Inc.,
                                        operator of a chain of restaurants,
                                        since 1998.

James R. Ramsey,         Trustee        Vice Chancellor for Finance and
Campus Box 1000,                        Administration, North Carolina,
300 S. Bldg.,                           Chapel Hill; Trustee of
University of                           Churchill Tax- Free Fund of
North Carolina,                         Kentucky (this Fund) since
Chapel Hill,North Carolina              1987 and of Churchill Cash Reserves
27599                                   Trust since 1995. Previously
Age: 50                                 Vice President for Finance and
                                        Administration at Western Kentucky
                                        University; State Budget Director
                                        for the Commonwealth of Kentucky;
                                        Chief State Economist and Executive
                                        Director for the Office of
                                        Financial Management and Economic
                                        Analysis for the Commonwealth of
                                        Kentucky; Adjunct Professor at the
                                        University of Kentucky, Associate
                                        Professor at Loyola University-New
                                        Orleans and Assistant Professor at
                                        Middle Tennessee State University;
                                        served on numerous civic and
                                        corporate boards; consultant to the
                                        Federal, State, Local government
                                        and to private business.

Jerry G. McGrew          Senior Vice    President of Aquila
5331 Fayette Street,     President      Distributors, Inc. since
Houston, TX 77056                       1998, Registered
Age: 54                                 Principal since 1993, Senior Vice
                                        President, 1997-1998 and Vice
                                        President, 1993-1997; Senior Vice
                                        President of Aquila Rocky Mountain
                                        Equity Fund (this Fund) since 1996;
                                        Senior Vice President of Churchill
                                        Tax-Free Fund of Kentucky since
                                        1994, and of Tax-Free Fund of
                                        Colorado and Tax-Free Fund For Utah
                                        since 1997; Vice President of
                                        Churchill Cash Reserves Trust since
                                        1995;  Registered Representative of
                                        J.J.B. Hilliard, W.L. Lyons Inc.,
                                        1983-1987; Account Manager with IBM
                                        Corporation, 1967-1981;
                                        Gubernatorial appointee, Kentucky
                                        Financial Institutions Board, 1993-
                                        1997; Chairman, Total Quality
                                        Management for Small Business,
                                        1990-1994; President of
                                        Elizabethtown/Hardin County,
                                        Kentucky, Chamber of Commerce,
                                        1989-1991; President of
                                        Elizabethtown Country Club, 1983-
                                        1985; Director-at Large, Houston
                                        Alliance for the Mentally Ill
                                        (AMI), since 1998.

Terri M. Priest,    Vice                Vice President of Churchill
800 Edlin Lane,     President           Tax-Free Fund of Kentucky
Elizabethtown, KY                       (this Fund) since 1996;
42701                                   Corporate Safety Director
Age: 35                                  /Human Resource Manager
                                         of Ramsey & Associates, Inc. 1995-
                                        1996; Senior Sales Representative
                                        of Bluegrass Cellular, Inc. 1993-
                                        1995.

L. Michele Robbins       Vice          Vice President of Churchill Tax
4277 Bardstown Road,     President      -Free Fund of Kentucky
Elizabethtown, Kentucky                 (this Fund) since 1996;
42701                                   Assistant Vice President,
Age: 34                                 1995-1996; Registered
                                        Representative of Aquila
                                        Distributors, Inc. since 1995;
                                        Investment Broker, 1990-1994; Sales
                                        Assistant, 1984-1990, J.J.B.
                                        Hilliard, W.L. Lyons, Inc.


Rose F. Marotta          Chief          Chief Financial Officer
380 Madison Avenue,      Financial      of the Aquila Money-
New York, New York       Officer        Market, Bond and
10017                                   Equity
Age: 74                                 Funds since 1991 and
                                        Treasurer, 1981-1991; formerly
                                        Treasurer of the predecessor of
                                        CCMT; Treasurer and Director of
                                        STCM Management Company, Inc.,
                                        since 1974; Treasurer of Trinity
                                        Liquid Assets Trust, 1982-1986 and
                                        of Oxford Cash Management Fund,
                                        1982-1988; Treasurer of InCap
                                        Management Corporation since 1982,
                                        of the Manager since 1984 and of
                                        the Distributor since 1985.

Richard F. West,         Treasurer      Treasurer of the Aquila
380 Madison Avenue,                     Money-Market, Bond
New York, New York 10017                and Equity Funds and
Age: 63                                 of Aquila Distributors,
                                        Inc. since 1992; Associate Director
                                        ofFurman Selz Incorporated, 1991-
                                        1992; Vice President of Scudder,
                                        Stevens & Clark, Inc. and Treasurer
                                        of Scudder Institutional Funds,
                                        1989-1991; Vice President of Lazard
                                        Freres Institutional Funds Group,
                                        Treasurer of Lazard Freres Group of
                                        Investment Companies and HT Insight
                                        Funds, Inc., 1986-1988; Vice
                                        President of Lehman Management Co.,
                                        Inc. and Assistant Treasurer of
                                        Lehman Money Market Funds, 1981-
                                        1985; Controller of Seligman Group
                                        of Investment Companies, 1960-1980.

Edward M. W. Hines,      Secretary      Partner of Hollyer Brady
551 Fifth Avenue,                       Smith Troxell Barrett
New York, New York 10176                Rockett Hines & Mone
Age: 59                                 LLP, attorneys, since
                                        1989 and counsel, 1987-1989;
                                        Secretary of the Aquila Money-
                                        Market, Bond and Equity Funds since
                                        1982; Secretary of Trinity Liquid
                                        Assets Trust, 1982-1985 and Trustee
                                        of that Trust, 1985-1986; Secretary
                                        of Oxford Cash Management Fund,
                                        1982-1988.

John M. Herndon,         Assistant      Assistant Secretary of
380 Madison Avenue,      Secretary      the Aquila Money-Market,
New York, New York                      Bond and Equity Funds
10017                                   since 1995 and Vice President of
Age: 59                                 the Aquila Money-Market Funds
                                        since 1990; Vice President of the
                                        Manager since 1990; Investment
                                        Services Consultant and Bank
                                        Services Executive of Wright
                                        Investors' Service, a registered
                                        investment adviser, 1983-1989;
                                        Member of the American Finance
                                        Association, the Western Finance
                                        Association and the Society of
                                        Quantitative Analysts.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 1998, the Fund paid a total of $74,368 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Fund                Group               serves

Thomas A.
Christopher    $8,084              $13,809             2

Douglas
Dean           $5,450              $10,495             2

Carroll
Kniceley       $6,608              $11,364             2

Theodore T.
Mason          $6,320              $48,276             7

Anne J.
Mills          $6,747              $33,522             6

William J.
Nightingale    $7,069              $16,260             3

James R.
Ramsey         $7,507              $13,479             2

     Class A Shares may be purchased without a sales charge by certain the Fund's Trustees and officers. (See "Reduced Sales Charges for Class A Shares," below.)


                          OWNERSHIP OF SECURITIES

     On the February 2, 1999, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 21,284,246; Class C Shares, 90,81; Class Y Shares, 1,434,928. Of the shares of the Fund outstanding on that date, BHC Securities, Inc, 2005 Market Street, Philadelphia, PA held of record 1,670,004 Class A Shares (7.8% of the class) and 9,593 Class C Shares (10.6% of the class); J.C. Bradford & Co. C/F Susan M Berberich, M.D. held of record 10,406 Class C Shares (11.4% of the class); Merrill Lynch Pierce Fenner & Smith, New Brunswick, NJ held of record 5,580 Class C Shares (6.4% of the class); Dean Witter, Church Street Station, New York, NY held of record 6,702 Class C Shares (7.4% of the class); National City Bank of Kentucky TTEE Cardinal Aluminum Co., Cleveland OH held of record 343,914 Class Y Shares (23.9% of the class) and a nominee of Central Kentucky Trust Co, Danville, KY held of record 1,007,011 Class Y Shares (70.2% of the class). On the basis of information received from the holders the Fund's management believes that all of the shares indicated are held for the benefit of clients. M.L. Koonce, Mayfield, KY held of record 7,154 Class C Shares (7.9% of the class); Robert E Hatcher and Patricia N. Hatcher JTWROS, Monte Carlo, Monaco, held of record 8,865 Class C Shares (9.8% of the class) and M.B. Willock, Bowling Green, KY held of record 5,245 Class C Shares (5.8% of the class). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

                  INVESTMENT ADVISORY AND OTHER SERVICES

Information about the Sub-Adviser, the Manager and the Distributor

     The Sub-Adviser services Kentucky clients at offices in Louisville and Lexington, Kentucky. As in the past, since the beginning of the Fund's operations in 1987, the Fund's investments will continue to be managed so that it will have a portfolio of quality-oriented (investment grade) securities.

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and equity funds. As of December 31, 1998, these funds had aggregate assets of approximately $3.2 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     Mr. Herrmann and Ms. Herrmann are affiliated with the Fund as officers and Trustees. Mr. Herrmann controls the Manager, as described above, and Ms. Herrmann is an officer and a director of the Manager.

     Under the Advisory and Administration Agreement, the Fund will pay to the Manager a fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund, the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.

          The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day at the annual rate of
0.17 of 1% of such net asset value, provided, however, that for any day that the Fund pays or accrues a fee under the Distribution Plan of the Fund based upon the assets of the Fund (other than a fee allocable by class to certain shares of the Fund) the annual management fee shall be payable at the annual rate of 0.14 of 1% of such net asset value.
Glass-Steagall Act

     In 1971 the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its Shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Sub-Adviser has represented to the Fund that it possesses the legal authority to perform the investment advisory services contemplated by the agreement and described in the Prospectus and the SAI without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Sub-Adviser from continuing to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by the Sub-Adviser, the Board of Trustees of the Fund would review the Fund's relationship with the Sub-Adviser and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BANC ONE CORPORATION subsidiary banks or their correspondent banks in connection with customer purchases of shares of the Fund, these banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any customer.

Management Fees


     During the fiscal years ended December 31, 1998, 1997 and 1996 the Fund incurred Managment fees as follows:

          Manager        Sub-Adviser         Related Information

1998      $958,774                           Includes fees paid
                                             to the Manager as
                                             administrator and
                                             to the Sub-Adviser
                                             as adviser under
                                             arrangements in
                                             effect until April,
                                             1998

1997      $599,081       $322,582            Paid under former
                                             advisory and
                                             administration
                                             agreements then
                                             in effect

1996      $587,239       $316,432            Paid under former
                                             advisory and
                                             administration
                                             agreements then
                                             in effect


     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributer. The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this SAI, there is a proposed transaction whereby the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and other members of his immediate family and 25% by Diana P. Herrmann, will be owned by those persons and certain officers of the Manager, including Mr. Herrmann and Ms. Herrmann.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in
Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder;
(2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon
(i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     During the fiscal years ended December 31, 1998, 1997 and 1996, all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or
(2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Underwriting Commissions

     During the fiscal years ended December 31, 1998, 1997 and 1996, the aggregate dollar amount of sales charges on sales of shares in the Fund was $354,069, $451,516 and $455,583 respectively, and the amount retained by the Distributor was $27,253, $37,896 and $21,310 respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

     Sales Charge as
     Percentage               Commissions
     of Public                as Percentage
     Offering                 of Offering
     Price                    Price

     4.00%                    3.00%
     3.75%                    3.00%
     3.50%                    2.75%
     3.25%                    2.75%
     3.00%                    2.50%
     2.50%                    2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares  (Part I)

     At the date of the SAI, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level- Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level- Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class.
Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares;
(vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of
Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

     During the fiscal years ended December 31, 1998, 1997 and 1996, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were made were for compensation. During those periods, no payments were made under Part III or Part IV of the Plan.

     During the fiscal years ended December 31, 1998 and 1997, $340,056 and $333,695, respectively, was paid to Qualified Recipients under Part I of the Plan with respect to Class A Shares, of which $8,641 and $6,454, respectively, was retained by the Distributor; $6,637 and $4,961, respectively, was paid under Part II of the Plan to Qualified Recipients with respect to the Fund's Class C Shares of which $5,934 and $4,961, respectively, (including amounts retained by the Distributor under the Shareholder Services Plan described below) was retained by the Distributor. For the fiscal year ended December 31, 1996, $338,443 was paid to Qualified Recipients under Part I of the Plan with respect to its Class A Shares, of which the Distributor retained $4,724; $1,000 was paid under Part II of the Plan with respect to the Fund's Class C Shares, all of which was retained by the Distributor.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal years ended December 31, 1998 and 1997, $2,212 and $1,653, respectively, was paid to the Distributor.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the year ended December 31, 1998.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund's Custodian, Bank One Fund Company, N.A., 100 East Broad Street, Columbus, Ohio 43271, is responsible for holding the Fund's assets.

     The Fund's auditors, KPMG LLP, 345 Park Avenue, New York, New York, 10154, perform an annual audit of the Fund's financial statements.

                 BROKERAGE ALLOCATION AND OTHER PRACTICES

     During the fiscal years ended December 31, 1998, 1997 and 1996, all of the Fund's transactions were principal transactions and no brokerage commissions were paid. Brokerage allocation and other practices relating to brokerage are set forth in the description of the Sub-Advisory Agreement, above.

                               CAPITAL STOCK

     The Fund has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

     The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Kentucky Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                PURCHASE, REDEMPTION, AND PRICING OF SHARES

     In addition to information about purchase, redemption and pricing of shares set forth in the Prospectus, the Fund provides additional services and information.

Sales Charges for Purchases of $1 Million or More of Class A Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class A Shares issued under the following circumstances:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

     See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and (ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     This charge is based on the "Redemption Value" of your shares which is the lesser of: (i) the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" in the Additional Statement), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                      Amount Distributed       to
                                        Broker/Dealer as a %
                                        of Purchase Price

$1 millon but less than $2.5 million              1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single Purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

     Letters of Intent

     "Single Purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

     General

     Class A Shares may be purchased without a sales charge by:

     *    the Fund's Trustees and officers,
     * the directors, officers and certain employees, retired employees and representatives of the Manager, Sub-Adviser, Distributor, and their parents and/or affiliates,
     *    selected dealers and brokers and their officers and employees,
     * certain persons connected with firms providing legal, advertising or public relations assistance,
     * certain family members of, and plans for the benefit of, the foregoing,
     * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

      Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

      Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge (except as stated below under "Special Dealer Arrangements") from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, follow these special procedures:

     1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017-2513. Do not send this material to the address indicated on the Application.

     2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. Complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements

     During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund from the proceeds of a redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds) the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Sales Charges for Purchases of $1 Million or More" above on the same terms and conditions. Class A Shares of the Fund issued in such a transaction will be CDSC Class A Shares, subject to a special contingent deferred sales charge if redeemed during the four-year period after purchase as described under "Sales Charges for Purchases of $1 Million or More" above. Whenever Special Dealer Arrangements are in effect the Prospectus will be supplemented.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

     *    advertising of the Fund's shares;
     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

     Share certificates will not be issued:

     *    for fractional Class A Shares;
     *    for full or fractional Class C Shares;
     * if you have selected Automatic Investment or Telephone Investment for Class A Shares.
     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

     Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

     There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the SAI, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     The following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                          800-872-5860 toll free

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. (See "How to Invest in the Fund.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions"); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fond or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Kentucky Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Kentucky Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Kentucky Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Kentucky Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Kentucky Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and
(ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                        ADDITIONAL TAX INFORMATION

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                               UNDERWRITERS

     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

(1)            (2)            (3)            (4)            (5)

Name of      Net Under-     Compensation    Brokerage    Other
Principal    writing      on Redemptions    Commissions  Compen-
Underwriter  Discounts      and                          sation
             and            Repurchases
             Commissions

Aquila       $354,069         None       None          None(1)
Distributors
Inc.

(1) Amounts paid to the Distributor under the Fund's Distribution Plan described in the Prospectus are for compensation.

                                PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 30, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on April 30, 1998 and none were outstanding during the periods indicated.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10 year periods and a period since the inception of the operations of the Fund (on May 21, 1987) that would equate an initial hypothetical $1,000 investment in shares of each of the Fund's classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted. In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Fund does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Fund. Actual performance will be affected less by this one time charge the longer an investment remains in the Fund. Sales charges at the time of purchase are payable only on purchases of Class A Shares of the Fund.

Average Annual Compounded Rates of Return:

          Class A Shares      Class C Shares      Class Y Shares

One Year       0.93%          3.20%               5.26%

Five Years     4.55%          N/A                 N/A

Ten Years      7.20%          N/A                 N/A

Since
inception on
May 21, 1987   7.02%          5.87%(1)            6.86%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1998.

     These figures were calculated according to the following SEC formula:
                                    n
                              P(1+T)  = ERV
where

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000 payment
               made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return

          Class A Shares      Class C Shares      Class Y Shares

One Year       0.93%               3.20%               5.26%

Five Years     24.90%              N/A                 N/A

Ten Years      100.33%             N/A                 N/A

Since
inception on
May 21, 1987   119.99%             16.97%(1)           20.02%(1)

(1) Period from April 30, 1996 (inception of class) through December 31,
1998.


Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Kentucky income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

     The Kentucky and the combined Kentucky and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 6.0% and 44.34%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

Yield for the 30-day period ended December 31, 1998 (the date of the Fund's most recent audited financial statements):

     Class A Shares      Class C Shares      Class Y Shares

Yield     3.91%               3.22%               4.22%

Taxable
Equivalent
Yield     6.83%               5.62%               7.37%

     These figures were obtained using the Securities and Exchange Commission formula:

                                            6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.


                                APPENDIX A
                   DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There is present
                    strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality. Margins of
                    protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality. All
                    security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality. Protection
                    commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    CHURCHILL TAX-FREE TRUST
                   PART C:  OTHER INFORMATION

ITEM 23. Exhibits

     (b) Exhibits of the Churchill Tax-Free Fund of Kentucky
Portfolio:

         (a) Supplemental Declaration of Trust Amending and
Restating the Declaration of Trust (ii)

         (b) By-laws (v)

         (c) Instruments defining rights of shareholders

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.


          At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund. The Fund may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Fund, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Fund.

         (d) (i) Investment Advisory and Administration
                 Agreement (iv)

            (ii) Sub-Advisory Agreement  (iv)

         (e) (i) Distribution Agreement (iii)

             (ii) Sales Agreement for brokerage firms (iii)

             (iii) Sales Agreement for
                    financial institutions (iii)

             (iv) Services Agreement (ii)

         (f) Not applicable

         (g) Custody Agreement (ii)

         (h) Transfer Agency Agreement (iv)

        (i) Opinion and consent of Trust counsel (iv)

        (j) Not applicable

        (k) Not applicable

        (l) Financial Statements of the Churchill Tax-Free Fund of Kentucky Portfolio:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B:
               Report of Independent Certified Public
                  Accountants
               Statement of Investments as of December 31,
                  1998
               Statement of Assets and Liabilities as of
                  December 31, 1998
               Statement of Operations for the year ended
  December 31, 1998
               Statement of Changes in Net Assets for the
                  years ended December 31, 1998 and 1997
               Notes to Financial Statements

            Included in Part C:
               Consent of Independent Certified Public
                  Accountants

        (m) (i) Distribution Plan (iv)

            (ii) Shareholder Services Plan (iv)

        (n) Financial Data Schedules (v)

        (o) Plan Pursuant to Rule 18f-3 (iv)

  (i) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 13 dated January 29, 1996 and incorporated herein by reference.

  (ii) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 15 dated April 15, 1996, and incorporated herein by reference.

  (iii) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 16 dated April 24, 1997, and incorporated herein by reference.

  (iv) Filed as an exhibit to Registrant's Post-Effective
Amendment No. 17 dated April 28, 1998, and incorporated herein by reference.

  (v) Filed herewith.

ITEM 24. Persons Controlled By Or Under Common Control With
Registrant

         None

ITEM 25. Indemnification

     Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated March 28, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action,suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser
     The business and other connections of Aquila Management Corporation, the Fund's Investment Adviser and Administrator is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.


     Banc One Investment Advisors Corporation, Registrant's investment Sub-Adviser, performs investment advisory services for mutual fund and other clients. For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment
     Advisers Act of 1940.

ITEM 27. Principal Underwriters

(a)  Aquila Distributors, Inc. serves as principal underwriter to
Capital Cash Management Trust, Churchill Cash Reserves           Trust,
Hawaiian Tax-Free Trust, Narragansett Insured Tax-          Free Income
Fund, Pacific Capital Cash Assets Trust, Pacific       Capital Tax-Free
Cash Assets Trust, Pacific Capital U.S.           Government Securities
Cash Assets Trust, Prime Cash Fund,     Tax-Free Fund For Utah, Tax-Free
Fund of Colorado, Tax-   Free Trust of Arizona, Aquila Rocky Mountain
Equity Fund and     Tax-Free Trust of Oregon,in addition to serving as the
                    Registrant's principal underwriter.

(b)  For information about the Directors and officers of Aquila
Distributors, Inc., reference is made to the Form BD filed       by it
under the Securities Exchange Act of 1934.

(c) Not applicable.

ITEM 28. Location of Accounts and Records

     All such accounts, books, and other documents are maintained      by
the adviser, the administrator, the transfer agent, and          the
custodian, whose addresses appear on the back cover         pages of the
Prospectus and the Statement of Additional        Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

     (a) Not applicable.

     (b) Not applicable.

                 Consent of Independent Auditors


To the Board of Directors and Shareholders
Churchill Tax-Free Fund of Kentucky:

We consent to the use of our report dated February 1, 1999, incorporated herein by reference and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Transfer Agent, Custodian and Auditors" and "Financial Statements" in the Statement of Additional Information.


KPMG LLP
 /s/KPMG LLP

New York, New York
April 26, 1999

                           SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of April, 1999.

                                   CHURCHILL TAX-FREE TRUST
                                      (Registrant)


                                   By /s/ Lacy B. Herrmann
                                   _____________________________
                         Lacy B. Herrmann, President
                         and Chairman of the Board

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                     TITLE                    DATE


/s/Lacy B. Herrmann                                    4/27/99
______________________     President, Chairman of     ___________
Lacy B. Herrmann          the Board and Trustee
                           (Principal Executive
                           Officer)

/s/Thomas A. Christopher                               4/27/99
______________________     Trustee                    ___________
 Thomas A. Christopher


/s/Douglas Dean                                        4/27/99
______________________     Trustee                    ___________
Douglas Dean


/s/Diana P. Herrmann                                   4/27/99
______________________     Trustee                    ___________
  Diana P. Herrmann


/s/Carroll F. Knicely                                   4/27/99
______________________     Trustee                    ___________
Carroll F. Knicely


/s/Theodore T. Mason                                   4/27/99
______________________      Trustee                   ___________
Theodore T. Mason


/s/Anne J. Mills                                       4/27/99
______________________     Trustee                    ___________
  Anne J. Mills


/s/William J. Nightingale                              4/27/99
______________________     Trustee                    ___________
  William J. Nightingale


/s/James R. Ramsey                                     4/27/99
______________________     Trustee                    ___________
   James R. Ramsey


/s/Rose F. Marotta                                     4/27/99
________________________   Chief Financial Officer    ___________

 Rose F. Marotta        (Principal Financial and
                           Accounting Officer)

                         CHURCHILL TAX-FREE TRUST
                               EXHIBIT INDEX

          Number         Name

          (b)       By-laws

          (i)(ii)   Consent of Trust counsel

          (n)       Financial Data Schedules

                    Correspondence